Exhibit 99.2

Trustmark

Second Quarter 2023 Financial Results

July 25, 2023

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state and national economic and market conditions (including uncertainty regarding the federal government's debt limit or a prolonged shutdown of the federal government), conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, levels of and volatility in crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the impacts related to or resulting from recent bank failures and other economic and industry volatility, including potential increased regulatory requirements and costs and potential impacts to macroeconomic conditions, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights

Loan and deposit growth continues, credit quality remains strong, net interest income and noninterest income expand during Q2

Earnings Drivers

- Loans Held for Investment (HFI) increased $116.8 million, or 0.9%, linked-quarter, and $1.7 billion, or 15.3%, year-over-year
- Deposits expanded $130.2 million, or 0.9%, linked-quarter and $143.7 million, 1.0%, year-over-year

Profitable Revenue Generation

- Revenue totaled $193.5 million, an increase of 2.4% from the prior quarter and 16.6% year-over-year
- Net interest income (FTE) totaled $143.3 million, an increase of 1.6% linked-quarter and 24.0% year-over-year
- Noninterest income increased 4.2% linked-quarter to $53.6 million, representing 27.7% of total revenue in the second quarter

Expense Management

- Noninterest expense totaled $132.2 million in the second quarter, up $3.9 million, or 3.0%, from the prior quarter
- Salaries and employee benefits expense increased $1.9 million from the prior quarter principally due to commissions and annual merit increases

Credit Quality

- Net charge-offs totaled $1.2 million in the second quarter, representing 0.04% of average loans
- Nonperforming assets represented 0.60% of total loans at June 30, 2023
- Allowance for credit losses (ACL) represented 1.03% of loans HFI and 301.4% of nonaccrual loans, excluding individually evaluated loans at June 30, 2023

Capital Management

- Maintained strong capital levels with CET1 ratio of 9.87% and total risk-based capital ratio of 12.08%
- Board of Directors declared quarterly cash dividend of $0.23 per share

At June 30, 2023	
Total Assets	$18.4 billion
Loans (HFI)	$12.6 billion
Total Deposits	$14.9 billion
Banking Centers	168

	Q2-23	Q1-23	Q2-22
Net Income ($ in millions)	$45.0	$50.3	$34.3
EPS – Diluted	$0.74	$0.82	$0.56
ROAA	0.96%	1.10%	0.79%
ROATCE	15.18%	18.03%	11.36%
Dividends / Share	$0.23	$0.23	$0.23
TE/TA	6.56%	6.35%	7.23%

Source: Company reports

(1) Please refer to the Earnings Release dated July 25, 2023, and the Consolidated Financial Information , Note 7 Non-GAAP Financial Measures

Trustmark

Loans Held for Investment (LHFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

LHFI ($ in millions)	6/30/2023	Change LQ	Change Y-o-Y
Loans secured by real estate:			
Const., land dev. and other land loans	$ 1,723	$ (1)	$ 283
Secured by 1-4 family residential prop.	2,854	32	429
Secured by nonfarm, nonresidential prop.	3,472	96	294
Other real estate secured	954	107	399
Commercial and industrial loans	1,883	1	332
Consumer loans	164	1	3
State and other political subdivision loans	1,112	(82)	1
Other Loans & Leases	452	(37)	(72)
Total LHFI	$ 12,614	$ 117	$ 1,669

Loan Portfolio Composition 06/30/23(1)



Other RE, 8%
Nonfarm-Nonres, 28%
C&I, 15%
Consumer, 1%
State & Other Political Sub. , 9%
Other, 4%
Construction, Land Dev, 14%
1-4 Residential, 23%

LHFI by Quarter



$10,945
$11,586
$12,204
$12,497
$12,614
Dollar Change:
$641
$618
$293
$117
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

- Portfolio exhibits diversity by product type, geography, and industry
- Solid growth in the quarter while maintaining excellent credit quality
- Virtually no exposure to regulatory defined higher risk commercial and industrial outstandings and REITs

Source: Company reports
(1) Percentages may not sum to 100% due to rounding.

Trustmark

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio[1] ($ in millions)	06/30/23	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 296	6%
1-4 Family Construction	353	7%
Other Construction	1,074	23%
Total Construction, Land Development and Other Land Loans	**$ 1,723**	**36%**
Retail	363	8%
Offices	276	6%
Hotels/Motels	299	6%
Industrial	375	8%
Senior Living	471	10%
Other	380	8%
Total Non-owner Occupied & REITs	**$ 2,164**	**45%**
Multi-Family[2]	885	19%
Total CRE	**$ 4,772**	**100%**

Offices (CRE) Portfolio[1] ($ in millions)	06/30/23	% of Offices Portfolio
Construction	$ 4	1%
Existing	276	99%
Total Offices	**$ 280**	**100%**
Offices (CRE) as % of LHFI	2%	
Average Loan Balance	$1.4 million	
YTD Office NCOs/Average Loans	0%	
Office Delinquencies/Total Offices	0.11%	
Office NPL/Total Offices	0.03%	
Criticized Offices/Total Offices	0.16%	

CRE Portfolio

- Focused on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix
- Virtually no REIT outstanding ($3.8 million)

Offices (CRE) Portfolio

- Construction – centered predominantly in one 85% preleased, in footprint medical office project
- Existing (credits exceeding $1 million)

  * 45% of credits have investment grade tenants
  * Less than 10% lease turnover in each year from 2023-2027
  * Weighted average vacancies of 7%
  * Weighted average LTV of 61%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Multi-Family is included in Other Real Estate Secured Loans in Financials

Trustmark

Commercial Loan Portfolio Detail

Commercial Portfolio [1] ($ in millions)	06/30/23	% of Commercial Portfolio
Manufacturing	$ 299	13%
Real Estate & Rental & Leasing	261	12%
Construction	239	10%
Finance & Insurance	224	8%
Retail Trade	205	8%
Transportation & Warehousing	177	7%
Health Care & Social Assistance	153	7%
Wholesale Trade	143	7%
Professional, Scientific & Technical Services	133	6%
Information	113	5%
Arts, Entertainment & Recreation	67	3%
Utilities	61	3%
Administrative & Support & Waste Mgmt & Remediation Services	57	2%
Other Services	52	2%
Other	151	7%
Total	**$ 2,335**	**100%**

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Equipment Finance comprises $127 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 13%
- Small energy book that has never been an area of focused growth
- Virtually no regulatory defined higher risk commercial and industrial outstanding ($16 million)

Source: Company reports
(1) All information provided above reflects outstanding balances

Allowance for Credit Losses

($ in millions)



$122
$6
$2
-$1
$129
Net impact of quantitative changes including loan growth, weakening of the macroeconomic forecast, and individually analyzed reserves
Net impact of qualitative changes including adjustments to the CRE concentration reserve and the nature and volume of the portfolio reserve
Net impact of all other changes including prepayment studies etc.
ACL 3/31/23
ACL 6/30/23

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

Credit Risk Management

Solid asset quality metrics

- Allowance for credit losses represented 1.03% of loans held for investment and 301.4% of nonaccrual loans, excluding individually evaluated loans
- Net charge-offs totaled $1.2 million in the second quarter, which represents 0.04% of average loans
- Nonaccruals increased $2.7 million in the second quarter but remain at a reasonable level at 0.59% of loans
- Nonperforming assets increased $2.1 million in the second quarter and represented 0.60% of total loans



Nonperforming Assets[1]
(in millions)
$65
$3
$62
$71
$3
$68
$68
$2
$66
$74
$2
$72
$76
$1
$75
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Nonaccrual Loans
Other Real Estate



Allowance for Credit Losses/NPLs[2]
475%
466%
399%
321%
301%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Source: Company reports
Note: Unless noted otherwise, credit metrics exclude PPP loans
(1) Totals may not foot due to rounding
(2) NPLs excludes individually evaluated loans

Attractive, Low-Cost Deposit Base

Deposits ($ in millions)		Change	
	6/30/2023	LQ	Y-o-Y
Interest Checking	$ 4,854	$ (98)	$ 3
Noninterest Bearing DDA	3,461	(336)	(1,048)
Time Deposits	2,807	638	1,666
Savings	1,149	(51)	(190)
MMDA	2,642	(23)	(287)
Total Deposits	**$ 14,914**	**$ 130**	**$ 144**

Deposit Mix by Type 06/30/23[(1) (2)]



MMDA, 18%
Interest Checking, 33%
Savings, 8%
Time Deposits, 19%
Nonint.-Bearing DDA, 23%

Deposit Mix – Average Balance Q2-23[(1)]
($ in millions)



$14,966
$14,684
$14,429
$14,665
$14,738
31%
30%
29%
26%
24%
69%
70%
71%
74%
76%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Interest-bearing
Noninterest-bearing

- Deposits totaled $14.9 billion at June 30, 2023, up $130.2 million, or 0.9%, linked-quarter and an increase of $143.7 million, or 1.0%, year-over-year
- Public fund deposits declined $215.6 million, or 8.6%, linked-quarter primarily due to seasonal factors to total $2.3 billion at June 30, 2023
- Brokered deposits totaled $614.7 million, up $441.1 million from the prior quarter, to represent 4.1% of total deposits at June 30, 2023
- Cost of interest-bearing deposits in the second quarter totaled 1.96%, an increase of 43 basis points from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding.
(2) Above does not include the daily sweep between low transaction interest checking to savings for regulatory purposes.

Stable, Granular & Low-Exposure Deposit Base



Deposit Accounts(1)(3)
($ and # in thousands)
$27
$27
$26
$26
$26
455
452
449
457
461
2Q-22
3Q-22
4Q-22
1Q-23
2Q-23
Average Accounts
Average Balance per Account



Deposit Segmentation
Insured vs Collateralized vs Uninsured & Uncollateralized(3)
$14,770
$14,425
$14,438
$14,784
$14,914
26%
25%
23%
22%
22%
16%
15%
17%
16%
15%
58%
59%
60%
62%
64%
Q2-22
Q3-22
Q4-22
Q1-23
2Q-23
Insured
Collateralized
Uninsured & Uncollateralized



Deposit Cost & Cumulative Beta
Actual
Forecast
0.13%
0.07%
0.31%
0.14%
2%
0.64%
0.51%
10%
1.13%
1.09%
22%
1.48%
29%
1.86%
34%
2.15%
39%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
TRMK Beta
TRMK Deposit Cost
KRX Median Deposit Cost

- Stable, granular deposit base with 461 thousand average accounts with average balance per account of $26 thousand during 2Q23[1].
- Coverage Ratio[2] of 172% of uninsured and uncollateralized deposits ($3.1 billion) at June 30, 2023
- Deposit beta accelerated during 2Q23, driven by promotional deposit campaign activity to maintain strong liquidity in an increasingly competitive market for deposits

Source: Company reports
(1) Personal and Non-Personal Accounts, excluding Public Fund Accounts and Brokered CDs
(2) Coverage Ratio = Available Secured Borrowing Capacity / (Uninsured & Uncollateralized Deposits)
(3) Numbers and/or percentages may not foot due to rounding.

Trustmark

Income Statement Highlights – Net Interest Income



Net Interest Income – FTE(1)
($ in millions)
$116
$139
$150
$141
$143
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Net Interest Income



Yields and Costs(2)
3.79%
4.48%
5.27%
5.79%
6.08%
2.90%
3.50%
3.66%
3.39%
3.33%
1.50%
1.63%
1.72%
1.86%
1.87%
0.17%
0.31%
1.03%
1.98%
2.42%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Loan Yield
NIM
Securities Yield
Cost of IBL



Net Interest Margin
3.39%
0.37%
-0.37%
-0.02%
-0.04%
3.33%
Asset Rate/Volume
Liability Rate/Volume
Excess Liquidity
# of Days in Quarter
Q1-23 NIM
Q2-23 NIM

- Net interest income (FTE) totaled **$143.3 million**, resulting in a net interest margin of 3.33% in the second quarter
- Drivers of linked quarter compression in net interest margin
  - Accelerating deposit betas in increasingly competitive market for deposits
  - Deposit mix change to interest bearing from non-interest bearing
  - Excess on hand liquidity maintained due to the macroeconomic environment

Source: Company reports
(1) Totals may not foot due to rounding
(2) Loan Yield includes LHFI & LHFS

Trustmark

Earning Asset Composition & Interest Rate Sensitivity

As of 06/30/23

Loans by Rate Index[1,2]



Book Balance: $12.8B
Yield[3]: 6.08%
Prime, 10%
Variable (<= 1-month), 38%
Variable (> 1-month), 1%
Hybrid ARMs, 7%
Fixed, 43%

Hedge Notional [2][4]



$23
$849
3.12%
2023
$25
$850
3.12%
2024
$25
$96
3.19%
$688
2025
$2
$100
$392
3.27%
2026
$100
$70
3.28%
2027
Notional (Annual Avg)
Floor Notional (Annual Avg)
Forward Starting (Annual Avg)
Receive Fixed Rate (Annual Avg)

Change in NII to Immediate Shocks[5]



1.6%
1.6%
+100 bps shock
3.1%
3.2%
+200 bps shock
4.6%
4.8%
+300 bps shock
Year 1
Year 2

- Substantial NII asset sensitivity is driven by loan portfolio mix with 50% variable rate
- Total interest rate swap hedge notional at quarter end was $950 million (including $100 million of forward starting swaps) with a weighted average maturity (WAM) of 3.1 years and a weighted average receive fixed rate of 3.12%
- Total interest rate floor notional at quarter end was $25 million with a WAM of 2.6 years at a SOFR rate of 4.00%

(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions
(5) Assumes through the cycle deposit betas

Trustmark

Income Statement Highlights – Noninterest Income

Noninterest Income[1] ($ in millions)		Change	
	Q2-23	LQ	Y-o-Y
Service Charges on Deposit Accounts	$ 10.7	$ 0.4	$ 0.5
Bank Card and Other Fees	8.9	1.1	(1.3)
Mortgage Banking, net	6.6	(1.0)	(1.5)
Insurance Commissions	14.8	0.5	1.1
Wealth Management	8.9	0.1	(0.2)
Other, net	3.7	1.2	1.8
Total Noninterest Income	**$ 53.6**	**$ 2.2**	**$ 0.3**

Noninterest Income – Q2-23 [1]



Other, net, 7%
Service Charges on Deposit Accounts, 20%
Bank Card and Other Fees, 17%
Mortgage Banking, net, 12%
Insurance Commissions, 28%
Wealth Management, 17%

Noninterest Income = 27.7% of Quarterly Revenue

Noninterest Income[1]
($ in millions)



$53
$10
$10
$8
$14
$9
$2
$53
$11
$9
$7
$14
$9
$2
$45
$11
$8
$3
$12
$8
$2
$51
$10
$8
$8
$14
$9
$3
$54
$11
$9
$7
$15
$9
$4
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Insurance Commissions
Wealth Management
Other, net

- Noninterest income totaled $53.6 million in the second quarter, an increase of $2.2 million linked-quarter and up $300 thousand year-over-year.
- Insurance revenue totaled $14.8 million, a $459 thousand increase from the prior quarter and a $1.1 million increase from the previous year. The linked-quarter increase primarily reflected growth in policy fees and other commissions while the year-over-year increase primarily reflected growth in commercial property and casualty commissions.
- Service charges on deposit accounts increased $359 thousand linked-quarter and $469 thousand year-over-year.
- Mortgage banking revenue totaled $6.6 million, down $1.0 million from the prior quarter and $1.5 million year-over-year.

Source: Company reports
(1) Totals may not foot due to rounding

Trustmark

Income Statement Highlights – Mortgage Banking

Mortgage Banking Income ($ in millions)[1]			Change	
		Q2-23	LQ	Y-o-Y
Mortgage servicing income, net	$	6.8	$ (0.0)	$ 0.2
Change in fair value-MSR from runoff		(2.7)	(1.6)	1.1
Gain on sales of loans, net		3.9	0.1	(2.1)
Mortgage banking income, excl. hedge	$	7.9	$ (1.5)	$ (0.8)
Net hedge ineffectiveness		(1.3)	0.5	(0.7)
Mortgage banking income, net	$	6.6	$ (1.0)	$ (1.5)

Mortgage Loan Production (1)
($ in millions)



$681
18%
82%
$508
18%
82%
$391
17%
83%
$361
20%
80%
$431
19%
81%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Purchase 84% 92% 92% 89% 92%
Refinance 16% 8% 8% 11% 8%
Retail
Wholesale

Mortgage Loan Production (1)(2)
($ in millions)



$681
49%
1.97%
51%
$508
53%
1.81%
47%
$391
54%
1.96%
46%
$361
28%
1.20%
72%
$431
23%
1.24%
77%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Loans Sold in Secondary Market
Loans Held on Balance Sheet
Gain on sale margin (3)

- Mortgage banking revenue totaled $6.6 million in the second quarter of 2023, a $1.0 million decrease linked-quarter and a $1.5 million decline year-over year
- Mortgage loan production in the second quarter totaled $431.3 million, an increase of 19.5% from the prior quarter and a 36.7% decrease from the prior year
- Retail production represented 81% of volume, or $349.1 million, in the second quarter

Source: Company reports
(1) Totals may not foot due to rounding
(2) Production includes Loans Available for Sale (AFS) and Portfolio
(3) Gain on Sale Margin excludes FAS 133 (Pipeline valuation adjustment)

Income Statement Highlights – Noninterest Expense

Noninterest Expense ($ in millions)[1]		Q2-23	Change LQ		Change Y-o-Y
Salaries & Benefits	$	75.9	$ 1.9	$	4.3
Services & Fees		28.3	2.8		3.7
Net Occupany - Premises		7.1	(0.5)		0.2
Equipment Expense		6.4	(0.0)		0.4
Total Other Expense		13.9	(0.2)		0.6
Adjusted Noninterest Expense (2)	$	131.6	$ 4.1	$	9.2
Other Real Estate Expense		0.2	(0.0)		(0.5)
Amoritzation of Intangibles		0.1	(0.2)		(0.2)
Charitable Contributions State Tax Cr		0.3	0.0		(0.1)
Other Noninterest Expense	$	0.6	(0.2)		(0.7)
Total Noninterest Expense	$	132.2	$ 3.9	$	8.5



Noninterest Expense (1)(2)
($ in millions)
$124
$1
$122
$127
$1
$126
$231
$102
$130
$128
$1
$128
$132
$1
$132
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Adjusted Noninterest Expense
Other Noninterest Expense



Adjusted Noninterest Expense (1)(2)
($ in millions)
$122
$72
$25
$7
$6
$13
$126
$73
$26
$7
$6
$14
$130
$74
$27
$8
$6
$15
$128
$74
$25
$8
$6
$14
$132
$76
$28
$7
$6
$14
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

- Noninterest expense totaled $132.2 million in the second quarter, an increase of $3.9 million, or 3.0%, from the prior quarter
- Salaries and employee benefits increased $1.9 million linked-quarter principally due to commissions and annual merit increases
- Services and fees increased $2.8 million, or 11.2%, linked quarter primarily due to increases in professional fees.

Source: Company reports
(1) Totals may not foot due to rounding
(2) For Non-GAAP measures, please refer to the Earnings Release dated July 25, 2023, and the Consolidated Financial Information, Note 7 – Non-GAAP Financial Measures

Trustmark

Capital Management

Solid capital position reflects consistent profitability of diversified financial services businesses

- Capital position remained strong with a CET1 ratio of 9.87%% and a total risk-based capital ratio of 12.08% at June 30, 2023
- During the second quarter, Trustmark did not repurchase any of its common shares. At June 30, 2023, Trustmark had $50.0 million in remaining authority under its existing stock repurchase program, which expires December 31, 2023
- Trustmark's Board of Directors declared a quarterly cash dividend of $0.23 per share payable September 15, 2023, to shareholders of record on September 1, 2023



Capital Ratios(1)
13.26%
11.01%
7.23%
12.85%
10.63%
6.67%
11.91%
9.74%
6.27%
11.95%
9.76%
6.35%
12.08%
9.87%
6.56%
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
TCE/TA
CET1
Total Risk-Based Capital

Source: Company reports

(1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital.

2023 Outlook Commentary[1]

Balance Sheet

- Loans HFI and deposit balances expected to grow mid-single digits
- Securities balances expected to decline by high-single digits based on non-reinvestment of portfolio cash flows, subject to impact of changes in market interest rates on AOCI

Net Interest Income

- NII expected to grow mid-to-high single digits in 2023 driven by earning asset growth and reflecting full year NIM in mid 3.20's based on current market implied forward interest rates

Credit

- Total provision for credit losses, including unfunded commitments, is dependent upon future loan growth and current macroeconomic forecast
- Net charge-offs requiring additional reserving are expected to be nominal based upon current economic outlook

Noninterest Income

- Insurance revenue expected to increase high-single digits with Wealth Management expected to increase low-single digits
- Mortgage Banking revenue expected to stabilize at prior year level
- Service charges and bank card fees expected to increase low-single digits

Noninterest Expense

- Noninterest expense expected to increase mid-single digits, reflecting the addition of new talent, inflationary pressures and subject to impact of commissions in mortgage, insurance, and wealth management businesses
- FIT2GROW - Market Optimization, technology and vendor management initiatives to identify further process improvement and expense reduction opportunities

Capital

- Will continue disciplined approach to capital deployment with preference for organic loan growth as well as potential M&A
- Will maintain a strong capital position; ample to implement corporate priorities/initiatives

Source: Company reports
(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking, wealth management, and risk management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint


Extended Commercial Trade Area
Banking Center States
LPO

Strategic Priorities to Enhance Shareholder Value

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices